Note 8 - Margin Loan Payable	12 Months Ended
Nov. 30, 2022
Margin loan facility [member]
Statement Line Items [Line Items]
Disclosure of borrowings [text block]
8.	Margin Loan Payable

On October 28, 2021, the Company entered into an agreement for a $24.7 million (US$20 million) loan facility (the "Facility"), which Facility was available for general corporate purposes, acquisitions and to continue to advance the Company's projects. The Facility: (i) was subject to an interest rate of 3-month USD LIBOR plus 5.65% per annum, with the unutilized portion of the Facility subject to a standby fee of 3.00% per annum; (ii) matured on the earlier of October 28, 2022 or an earlier repayment date in accordance with its terms, and could be extended for an additional one-year period subject to lender approval; (iii) was secured by 20,000,000 shares of GRC owned by the Company; and (iv) was subject to customary loan-to-value and minimum share price requirements and conditions to drawdowns. The Company paid a one-time facility fee equal to 1.50% on entering into the Facility. The Facility provided for a minimum draw down of $12.4 million (US$10 million) and certain customary early repayment fees in the event that any portion of such minimum amount was repaid prior to maturity.

On July 27, 2022, in order to provide the Company greater capital flexibility, the Company and the lender entered into an amendment of the Facility, pursuant to which, among other things, the Company repaid $3.7 million (US$2.9 million) without incurring early pre-payment fees and the Facility's margin and pricing requirements were amended to provide greater flexibility to the Company in light of existing market conditions. As a part of the amendment of the Facility, an additional 700,000 GRC shares were pledged as security for the Company's margin loan, for a total of 20,700,000 GRC shares being pledged as security.

On October 27, 2022, the Company and the lender agreed to extend the maturity date of the Facility for an additional year (the "Amended loan Facility"), reducing the overall size of the margin loan to $13.4 million (US$10 million). The Amended loan Facility: (i) is subject to an interest rate of 3-month USD Adjusted Term Secured Overnight Finance Rate ("SOFR") plus 5.65% per annum, with the unutilized portion of the Amended loan Facility subject to a standby fee of 3.00% per annum; (ii) matures on the earlier of October 27, 2023 or an earlier repayment date in accordance with its terms; (iii) is secured by 20,700,000 shares of GRC owned by the Company; and (iv) is subject to customary loan-to-value and minimum share price requirements and conditions to drawdowns. The Company paid a one-time facility fee equal to 1.50% on entering into the Amended loan Facility. The Amended loan Facility provided for a minimum outstanding advance of $9.4 million (US$7 million) and certain customary early repayment fees in the event that any portion of such minimum amount is repaid prior to maturity. Further drawdowns and additional availability under the Amended loan Facility are subject to satisfying certain conditions, which would not be met as of November 30, 2022. As at November 30, 2022, outstanding advances are $9.5 million (US$7.1 million).

During the year ended November 30, 2022, the Company recorded a gain on modification of margin loan of $834 as a result of executing the Amended loan Facility.

The following outlines the movement of the margin loan during the year ended November 30, 2022:

	US$	$

Draw-down	10,000	12,388
Less: transaction costs and fees	(341)	(422)
Interest expense	108	136
Unrealized foreign exchange loss	-	380
Balance at November 30, 2021	9,767	12,482
Less: transaction costs and fees	(150)	(203)
Principal repayment	(2,882)	(3,696)
Interest expense	1,336	1,732
Interest paid	(877)	(1,131)
Gain on modification of margin loan	(615)	(834)
Unrealized foreign exchange loss	-	474
Balance at November 30, 2022	6,579	8,824